BIG FOOT FINANCIAL CORP.
                             1997 STOCK OPTION PLAN


                                             -----------------------------------
                                                      AMENDMENT NO. 1


                                             DOCUMENT:             NY02/ 1235380
                                             DRAFT DATE:              2/23/99



                                             BOARD OF DIRECTORS
                                             APPROVAL DATE:           2/23/99
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                                    AMENDMENT
                                    ---------

1. Article III - Effective as of February 23, 1999, Section 3.1 of the Plan shall be amended to read in its entirety as follows:

                  SECTION 3.1       AVAILABLE SHARES.
                                    ----------------

                  Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                  (a) 251,275 Shares until February 23, 1999 and 258,143 Shares on and after February 23, 1999; less

                  (b) the sum of:

                           (i) the number of Shares with respect to which
                  previously granted Options may then or may in the future be exercised; plus

                           (ii) the number of Shares with respect to which
                  previously granted Options have been exercised.

         A maximum aggregate of 201,020 Shares may be granted to Eligible Employees, and Options with respect to a maximum aggregate of 50,255 Shares until February 23, 1999 and 57,123 Shares on and after February 23, 1999 may be granted to Eligible Directors. For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; PROVIDED, HOWEVER, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of the amount specified under this section 3.1, computed as if any Option which is cancelled reduced the maximum number of Shares.

2. Article V - Effective as of February 23, 1999, Section 5.1 of the Plan shall be amended by adding a new section 5.1(b), to read in its entirety as follows, and by renumbering subsequent subsections and conforming all cross-references accordingly:

                  (b) On February 23, 1999, each Eligible Director who had not been granted an Option on the Effective Date shall be granted an Option to purchase 6,868 Shares.

3. Article V - Effective as of February 23, 1999, Section 5.3 of the Plan shall be amended to read in its entirety as follows:



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

                  SECTION 5.3       OPTION PERIOD.
                                    -------------

                  (a) Subject to sections 5.3(b) and 5.3(c), the Option Period during which an Option granted to an Eligible Director under section
         5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

                           (i) removal for cause in accordance with the
                  Employer's bylaws; or

                           (ii) the last day of the ten-year period commencing
                  on the date on which the Option was granted;

                  (b) For each Eligible Director who was granted an Option on the Effective Date, during the Option Period, the maximum number of Shares as to which an outstanding Option may be exercised shall be as follows:

                           (i) prior to the first anniversary of the date on
                  which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

                           (ii) on and after the first anniversary, but prior to
                  the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option;

                           (iii) on and after the second anniversary, but prior
                  to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, less any number of optioned Shares purchased prior to such second anniversary;

                           (iv) on and after the third anniversary, but prior to
                  the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, less any number of optioned Shares purchased prior to such third anniversary;

                           (v) on and after the fourth anniversary, but prior to
                  the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, less any number of optioned Shares purchased prior to such fourth anniversary; and

                           (vi) on and after the fifth anniversary of the date
                  on which the Plan is approved by shareholders pursuant to
                  section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;



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

                  (c) For each Eligible Director who was granted an Option on February 23, 1999, during the Option Period, the maximum number of Shares as to which an outstanding Option may be exercised shall be as follows:

                           (i) on and after the second anniversary, but prior to
                  the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 838 Shares;

                           (ii) on and after the third anniversary, but prior to
                  the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 2,848 Shares, less any number of optioned Shares purchased prior to such third anniversary;

                           (iii) on and after the fourth anniversary, but prior
                  to the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 4,858 Shares, less any number of optioned Shares purchased prior to such fourth anniversary; and

                           (iv) on and after the fifth anniversary of the date
                  on which the Plan is approved by shareholders pursuant to
                  section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

         PROVIDED, HOWEVER, that such Option(s) shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability and remain exercisable for the balance of the original ten year term.



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